UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2013

Rally Software Development Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35868	84-1597294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Walnut Street Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 565-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Effective June 6, 2013, Rally Software Development Corp., a Delaware corporation (the “Company”), appointed Dan Patton its Executive Vice President, Global Sales.  Mr. Patton will lead the Company’s sales organization.  A copy of the press release relating to Mr. Patton’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Also effective June 6, 2013, Don F. Hazell, formerly Executive Vice President, Worldwide Sales & Field Operations and head of the Company’s sales organization, was reassigned within the Company and appointed Executive Vice President, Strategic Accounts.

(e)

On June 6, 2013, the Company and Mr. Hazell entered into a sales compensation plan for Mr. Hazell for the second quarter of the Company’s 2014 fiscal year.  Under the sales compensation plan, Mr. Hazell is eligible to receive incentive payments for the second quarter of fiscal 2014 based on satisfaction of specified sales team objectives.  The sales team objectives include product and service sales objectives.  Product objectives include annualized subscriptions (new and renewal) and perpetual licenses. Under the sales compensation plan, for the second quarter of fiscal 2014 Mr. Hazell will be eligible to receive commissions at a base rate on products sold up to specified objectives.  The base rate is determined as a percentage of an individual quarterly product variable divided by a quarterly team product objective.  Above the specified objectives, Mr. Hazell is eligible to receive commissions at a higher fixed rate for specified product sales. Mr. Hazell is also eligible to receive additional commissions for qualified multi-year subscription sales. For the second quarter of fiscal 2014 Mr. Hazell is eligible to receive commissions at a fixed base rate on services sold up to specified objectives. Mr. Hazell is also eligible to receive commissions at a higher rate for services sold above the specified objectives, up to 300% of the specified objectives. Above 300% of the specified objectives, Mr. Hazell is entitled to receive commissions at the base rate for service sales.

The foregoing summary is qualified in its entirety by reference to the sales compensation plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01                   Other Events.

The information provided above under Item 5.02 above regarding Mr. Patton is incorporated into this Item 8.01 by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1	Sales Compensation Plan between Rally Software Development Corp. and Don F. Hazell for the second quarter of fiscal 2014.

99.1	Press Release titled “Rally Software Names Dan Patton as Executive Vice President of Global Sales,” dated June 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rally Software Development Corp.

Dated: June 6, 2013
	By:	/s/ James M. Lejeal
James M. Lejeal
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Sales Compensation Plan between Rally Software Development Corp. and Don F. Hazell for the second quarter of fiscal 2014.

99.1	Press Release titled “Rally Software Names Dan Patton as Executive Vice President of Global Sales,” dated June 6, 2013.